Exhibit 99.3

Medical Nutrition USA FY 2009 Second Quarter ended July 31,2008 Earnings Discussion Frank Newman, CEO Alan Levy, CFO September 10, 2008
Positive Clinical Outcomes Through Evidence Based Research Medical Nutrition USA, Inc.

Forward- Looking Statements This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward- looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing.
Forward-looking statements may include the words “may,” “could,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present the Company’s estimates and assumptions only as of the date of this report. Except for the Company’s ongoing obligation to disclose material information as required by the federal securities laws, the Company does not intend, and undertakes no obligation, to update any forward-looking statements.
Although the Company believes that the expectations reflected in any of the forward-looking statements are reasonable, actual results could differ materially from those projected or assumed or any of the Company’s forward-looking statements. The Company’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties.
Positive Clinical Outcomes Through Evidence Based Research Medical Nutrition USA, Inc.

Financial Overview Q2 FY2009 - Statement of Operations Branded Sales increase 27% in units, offset by lower pricing Continued solid gross margins Higher SG&A results from increase in salesforce and other marketing expenses ($ Thousands) 2nd Quarter YTD % of Net % of Net % increase % of Net % of Net % increase Key Financials 2009 Revenues 2008 Revenues over 2008 2009 Revenues 2008 Revenues over 2008 Sales - Branded $3,103 93% $2,817 84% 10% $5,995 90% $5,286 85% 13% Sales - Private Label 224 7% 536 16% -58% 642 10% 899 15% -29% Total Sales 3,327 100% 3,353 100% -1% 6,637 100% 6,185 100% 7% Gross Profit 1,764 53% 1,790 53% -1% 3,533 53% 3,333 54% 6% SG&A 2,062 62% 1,533 46% 35% 3,999 60% 2,941 48% 36% Operating Income -298 - 166 - - -517 - 300 - - Net Income -184 - 161 - - -305 - 214 - - EBITDAS 29 - 437 - - 130 - 838 - -
Positive Clinical Outcomes Through Evidence Based Research Medical Nutrition USA, Inc.

Cash Flow Six Months Ended July 31, 2008 - Cash and Cash Equivalents ($ in thousands) Operating activities: Operating cash flow reflects $706 increase in SG&A Financing activities: Repurchased 262,000 MDNU shares for $814 FAV/(unfav) 2009 YTD 2008 YTD Change Cash provided by Operating Activities $ 504 $ 710 $ (206) Cash used by Investing Activities (142) (52) (90) Cash used for Financing Activities (760) 176 (936) Net Change $(398) $ 834 $(1,232) Cash and Cash Equivalents on Hand $9,146 $8,937 $ 209
Positive Clinical Outcomes Through Evidence Based Research Medical Nutrition USA, Inc.

Highlights - YTD Fiscal 2009 Increased sales force 45% More aggressive pricing as of March 1, 2008 Increased branded unit sales 29% Launched UTI-Stat™ in Q2 Launching enhanced flavors of Pro-Stat® in Q3 Finalizing plans for retail distribution in Q1 FY2010 Repurchased 444,500 shares at a total cost of $1.4 million.
Positive Clinical Outcomes Through Evidence Based Research Medical Nutrition USA, Inc.

Strategies for Growth Develop cost-effective products with proven clinical outcomes that replace ineffective therapies Expand and penetrate institutional markets by increasing sales force and network of distributors Create new categories through development and introduction of complementary products e.g. UTI-Stat™ Expand distribution to retail market International distribution
Positive Clinical Outcomes Through Evidence Based Research Medical Nutrition USA, Inc.

Guest Presenter - Benefits of UTI- Stat Mary Ellen Posthauer, RD, CD, LD Consultant dietitian : Supreme Care West Owner and CEO of MEP Healthcare Dietary Services: providing consultation to nursing homes, assisted living centers, hospitals and group homes in IN and IL. Research Project Director - Head Start ( 5 years ) Past Program director - Dietary managers course. University Southern Indiana and nutrition instructor for school of health professions Conducts workshops for registered dietitians, nursing home administrator and health professionals Member: American Dietetic Association & Indiana Dietetic Association Member : Editorial Advisory Board for Advances in Skin & Wound Care Over 200 publications and presentations Past President: National Pressure Ulcer Advisory Panel Awards: Medallion Award: American Dietetic Ass. & Member of Hall of Fame: School of Foods & Nutrition: Purdue University
Positive Clinical Outcomes Through Evidence Based Research Medical Nutrition USA, Inc.

UTI-Stat The power of 16 eight ounce glasses of cranberry juice cocktail in a one ounce serving Natural, gentle, effective
Positive Clinical Outcomes Through Evidence Based Research Medical Nutrition USA, Inc.

UTI-Stat™ With PROANTINOX™, a natural urinary tract cleansing complex that includes: Cranberry Extract Concentrate to disable the cell structure of E. coli inhibiting their ability to adhere to the wall of the urinary tract. Vitamin C (Ascorbic Acid) to help maintain adequate urine acidity creating a less tolerable environment for E. coli bacteria. D-Mannose to increase bacterial anti-adherence effect. E. coli bacteria adhere to D. Mannose forming a complex compound that is expelled with urine. FOS (Insulin) A prebiotic that stimulates the growth of bifidobacteria in the colon and reduces the number of E. coli. Bromelain Mechanism of action is anti-inflammatory; may increase antibiotic effectiveness
Positive Clinical Outcomes Through Evidence Based Research Medical Nutrition USA, Inc.

UTI-Stat™ Features and Benefits Natural, gentle, effective Aids in reducing the frequency of symptoms associated with UTIs including urgency and frequency of urination when used in conjunction with hydration and a hygiene program. Helps reduce adhesion of infection causing bacteria Contains FOS to stimulate the growth of Bifidobacteria and reduce the number of E. coli Helps maintain adequate urine acidity Natural Cranberry taste
Positive Clinical Outcomes Through Evidence Based Research Medical Nutrition USA, Inc.

Clinically proven Use of a cranberry concentrate complex liquid (Proantinox™) combined with increased hydration to prevent recurrence of UTI symptoms in residents of long-term care facilities Abstract Objective: To assess the efficacy of a cranberry concentrate cleansing (Proantinox™) combined with increased hydration in preventing recurrence of UTI symptoms in LTC residents with a history of Urinary Tract Infections. Design: A multi-state, multi-center interventional prospective trial. Setting: 10 LTC facilities in 5 states Subjects: 124 residents of LTC facilities Methods: A convenience sample of male and female subjects from 10 LTC sites received 30 ml (1 oz.) of a cranberry concentrate complex (Proantinox™) administered twice daily combined with a goal of 1500 - 1600 cc fluid intake for 90 days. The primary outcome measure was prevention of UTI symptoms. The secondary outcome measure was compliance to fluid intake. Results: A total of 88 residents completed the three-month study; 81/88 (92%) remained symptom-free and did not require antibiotic therapy. A total of 2 of the residents had mild urinary pain for up to 5 weeks; 2 had mild urinary burning for up to 6 weeks; 2 had mild urinary odor for 4 weeks; and 1 had dark urine for 6 weeks. A total of 72/88 (80%) exceeded the fluid intake target of >1500 cc/d. Although not an outcome measure, empirical evidence showed a reduction in the incidence of falls as reported by long-term care clinicians. Conclusion: This study supports the efficacy of cranberry concentrate complex liquid (Proantinox™) combined with increased hydration in preventing recurrence of UTI symptoms in residents of LTC facilities. Additional studies are needed to determine the minimum dose of liquid cranberry concentrate complex needed to prevent or improve UTI symptoms and reduce recurrence.
Positive Clinical Outcomes Through Evidence Based Research Medical Nutrition USA, Inc.

The Science: UTI-Stat™ Clinical Study Use of a cranberry concentrate complex liquid (Proantinox™ combined with increased hydration to prevent recurrence of UTI symptoms in residents of long-term care facilities. UTI Symptom Incidence 2% Urinary pain 2% Urinary odor 1% dark urine 2% urine burning 92% no symptoms proven results
Positive Clinical Outcomes Through Evidence Based Research Medical Nutrition USA, Inc.

Medical Nutrition USA, Inc. 2nd Qtr FY 2009 Discussion Q&A Positive Clinical Outcomes Through Evidence Based Research Medical Nutrition USA, Inc.